SILK BOTANICALS.COM INC.
                  Unaudited Pro Forma Condensed
                     Combined Financial Data



The following unaudited,   pro forma,  condensed balance sheet has
been prepared to present the combined financial position of  Silk
Botanicals.Com, Inc. (the "Company"/SILK) and its subsidiary as of November 30, 2001.

On December 6, 2001 Graham Energy NV, Inc. ("GENV"), a Nevada corporation, and its shareholders entered into a Stock Purchase Agreement with Silk Botanicals.Com, Inc. regarding the sale of
100% of the outstanding shares of  GENV to the Company  in   exchange
for   4,000,000 shares of the Company's common stock in a tax-free
reorganization.   The purchase price was arrived at through
negotiation between  GENV and the Company.   Prior to the consummation
of the acquisition , neither GENV nor any of its affiliates, officers or directors owned, directly or indirectly, any of the voting securities of the Company.

The transaction closed on  February 6, 2002.   The Company issued
4,000,000 shares of common stock to GENV in exchange for  100%  of the
outstanding shares of GENV.   The transaction allows GENV to appoint
one person to the Company's Board of Directors.   The transaction has
been approved by consent of a majority of the Company's shareholders. GENV's assets consist of six oil and gas fields in Texas, which
includes  24 currently producing wells;   50 additional wells that can
be re-activated upon completion of a work-over; 86 proven but undeveloped off-set well locations; and 24 additional probable well locations.

The purpose of the pro forma adjustments presented is to reflect the change in capitalization of GENV to the capitalization of SILK with appropriate changes to earnings per share of the Company to reflect the acquisition of GENV.

The following unaudited pro forma condensed financial statements should be read in conjunction with the selected financial data and
notes included elsewhere herein.   The Pro Forma Statement of Income
is for the fiscal year ended,   May 31, 2001 and the six months ended
November  30, 2001

The following unaudited pro forma condensed financial statements are not necessarily indicative of the results of combined operations that would have occurred or the future results of the combined companies.



         Exhibit 99.7 - Pg. 1



                     Silk Botanicals.com, Inc.
                 Condensed Pro forma Balance Sheet
                        November  30,  2001

                                     SILK        GRAHAM       Pro forma adjustment     Pro Forma
                                      (1)        ENERGY        DR             CR         Total
                                  ----------   ----------   ----------    ----------   ----------
Assets :
  Current assets                  $  592,743   $   22,705   $        0   $         0   $  615,448
  Property and equipment (net)         1,121    7,624,389            0(3)    114,428    7,511,082
  Other assets                       561,766            0            0             0      561,766
                                  ----------   ----------   ----------    ----------   ----------
                                   1,155,630    7,647,094            0       114,428    8,688,296
                                  ==========   ==========   ==========    ==========   ==========
Liabilities :
  Current liabilities                575,022        4,191            0             0      579,213
                                  ----------   ----------   ----------    ----------   ----------

Stockholders' equity :
  Preferred stock                      6,490            0            0             0        6,490
  Common stock                           102        3,000(2)     3,000             0          102
  Subscribed capital                  35,000            0            0             0       35,000
  Additional paid in capital       1,099,707    7,637,590(2) 7,637,590             0    1,099,707
  Deficit accumulated during
    the development stage                                (3)   114,428
                                    (560,691)       2,313(2)     2,313(2)  7,642,903    6,967,784
                                  ----------   ----------   ----------    ----------   ----------
                                     580,608    7,642,903    7,757,331     7,642,903    8,109,083
                                  ----------   ----------   ----------    ----------   ----------

                                  $1,155,630   $7,647,094   $7,757,331    $7,757,331   $8,688,296
                                  ==========   ==========   ==========    ==========   ==========



(1)	The consolidated statement includes the asset purchase for
        shares issued  on  BTSL  acquisition.

(2)    Combined  elimination  entries.

(3) Adjustment to accumulated depreciation/depletion for the six month period.



         Exhibit 99.7 - Pg. 2


                         Silk Botanicals.com, Inc.
                 Condensed Pro forma Statement of Income
               For the six months ended November 30, 2001

                             Fiscal          Six months ended              Six months ended         Six months ended
                          Year Ended        SILK         GRAHAM            DR            CR         Pro forma Total
                           05/31/01
                              (1)                          (3)
                          ----------     ----------     ----------     -----------    ----------    ----------------
Net sales                 $1,053,857     $  560,542     $   48,311     $         0    $        0       $   608,853

Cost of sales                789,225        393,902              0               0             0           393,902
                          ----------     ----------     ----------     -----------    ----------       -----------
Gross profit                 264,632        166,640         48,311               0             0           214,951

Operating expenses           179,009        381,127         44,807  (2)    114,428             0           540,362
                          ----------     ----------     ----------     -----------    ----------       -----------
Operating income/(loss)       85,623       (214,487)         3,504        (114,428)            0          (325,411)

Other income/(expense)
 Other income                                 4,287              0                                           4,287
 Interest expense          (  16,135)      ( 24,240)             0               0             0          ( 24,240)
                          ----------     ----------     ----------     -----------    ----------       -----------

Income before provision
  For income tax              69,488       (234,440)         3,504        (114,428)            0         ( 345,364)

  Income taxes                15,634          7,422          1,191               0             0             8,613
                          ----------     ----------     ----------     -----------    ----------       -----------

Net income / (loss)       $   53,854     $( 241,862)    $    2,313     $  (114,428)            0       $  (353,977)
                          ==========     ==========     ==========     ===========    ==========       ===========


Earnings/(loss) per share $     0.69     $(    1.42)    $        0                                     $  (   1.84)
  basic & diluted         ==========     ==========     ==========                                     ===========

Weighted average
  common shares
  outstanding -
  basic & diluted             65,222        169,889      3,000,000                                         192,111
                          ==========     ==========     ==========                                     ===========


(1) The fiscal year ended, May 31, 2001 includes only the Company, Silk Botanicals.com, Inc.

(2) Adjustment to accumulated depreciation/depletion for the six month period.

(3)    All  recurring  expenses  incurred  as  of   December  31,
       2001 were recorded in  Graham Energy's financial statement.

(4)    The six months  ended,    November 30, 2001,  includes the
       weighted average  shares issued  of   20,000,000  shares of
       common stock  issued  to  BTSL and  the   4,000,000  shares of
       common stock  issued  to Graham Energy   calculated based on
       November  30, 2001 acquisition date.


         Exhibit 99.7 - Pg. 3